Income Tax Matters - Significant Components of Income Tax Expense (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Current tax expense:
Federal	$ 662	$ 524	$ 1,022
State	94	94	96
Total	756	618	1,118
Deferred tax expense:
Federal	26	(47)	680
State	(11)	8	11
Total	15	(39)	691
Net provision for income taxes	$ 771	$ 579	$ 1,809	$ 895	$ 806